UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 Or 15 (d) of the
Securities Exchange Act Of 1934
Date of Report (Date of Earliest Event Reported): March 27, 2007
Red Trail, LLC
(Exact Name of Registrant as Specified in Charter)

North Dakota (State or Other Jurisdiction of Incorporation)	000-1359687 (Commission File Number)	76-0742311 (IRS Employer Identification No.)

P.O. Box 11
3682 Highway 8 South
Richardton, ND		58652
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:		(701) 974-3308

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
SIGNATURE

Item 5.02(b)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
     On March 27, 2007, Bonnie Eckelberg, the Company’s Chief Financial Officer (principal financial officer) submitted her resignation to be effective as of May 10, 2007. The Company is currently conducting a search for a new Chief Financial Officer.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RED TRAIL ENERGY, LLC (Registrant)
Date: March 30, 2007	By:	/s/ Mick Miller
		Name:	Mick Miller
		Title:	President

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